UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2017

Item 1. Schedule of Investments

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2017 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 18.9%
BANKS 6.2%
Bank of America Corp., 6.50%, Series Y(a)	100,000	$2,633,000
Citigroup, 6.875%, Series K(a)	136,080	3,855,146
Farm Credit Bank of Texas, 6.75%(a)	67,500	7,277,344
GMAC Capital Trust I, 6.824%, due 2/15/40, Series 2 (TruPS) (FRN)(b)	957,365	24,345,792
PrivateBancorp, 7.125%, due 10/30/42	121,860	3,182,374
Regions Financial Corp., 6.375%, Series B(a)	112,050	3,082,495
Zions Bancorp, 7.90%, Series F(a)	108,686	2,763,885
		47,140,036
FINANCIAL 2.6%
DIVERSIFIED FINANCIAL SERVICES 0.2%
State Street Corp., 5.35%, Series G(a)	44,125	1,161,811
INVESTMENT BANKER/BROKER 2.4%
Morgan Stanley, 6.875%(a)	404,807	11,415,558
Morgan Stanley, 6.375%, Series I(a)	257,355	7,118,439
		18,533,997
TOTAL FINANCIAL		19,695,808
INDUSTRIALS—CHEMICALS 2.0%
CHS, 6.75%(a)	248,191	6,946,866
CHS, 7.10%, Series II(a)	290,589	8,302,128
		15,248,994
INSURANCE 2.3%
LIFE/HEALTH INSURANCE 0.7%
MetLife, 4.00%, Series A (FRN)(a),(b)	206,431	5,146,118
LIFE/HEALTH INSURANCE—FOREIGN 0.5%
Aegon NV, 4.00%, Series I (FRN) (Netherlands)(a),(b)	159,074	3,954,580
MULTI-LINE 0.1%
Hartford Financial Services Group, 7.875%, due 4/15/42	26,874	835,781
REINSURANCE 0.5%
Reinsurance Group of America, 5.75%, due 6/15/56	66,000	1,811,040
Reinsurance Group of America, 6.20%, due 9/15/42	74,191	2,115,927
		3,926,967
REINSURANCE—FOREIGN 0.5%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)(a)	85,538	2,306,960

	Number of Shares	Value
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)(a)	55,099	$1,401,719
		3,708,679
TOTAL INSURANCE		17,572,125
REAL ESTATE 5.3%
DIVERSIFIED 3.1%
Colony NorthStar, 8.50%, Series D(a)	134,475	3,481,558
Colony NorthStar, 8.50%, Series F(a)	240,000	6,048,000
Retail Properties of America, 7.00%(a)	99,400	2,539,670
Urstadt Biddle Properties, 7.125%, Series F(a)	128,484	3,316,814
VEREIT, 6.70%, Series F(a)	327,627	8,420,014
		23,806,056
HOTEL 1.0%
Summit Hotel Properties, 7.125%(a)	115,500	2,967,195
Summit Hotel Properties, 7.875%, Series B(a)	186,650	4,793,172
		7,760,367
OFFICE 0.3%
Corporate Office Properties Trust, 7.375%, Series L(a)	90,866	2,293,458
RESIDENTIAL 0.9%
MANUFACTURED HOME 0.4%
Sun Communities, 7.125%, Series A(a)	100,000	2,580,000
SINGLE FAMILY 0.5%
American Homes 4 Rent, 5.00%, Series A(a)	133,435	3,792,223
TOTAL RESIDENTIAL		6,372,223
TOTAL REAL ESTATE		40,232,104
UTILITIES 0.5%
SCE Trust IV, 5.375%, Series J(a)	136,000	3,665,200
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$135,709,437)		143,554,267

	Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES 119.1%
BANKS 34.1%
AgriBank FCB, 6.875%(a)	36,200	†	3,875,663
BAC Capital Trust XIV, 4.00%, Series G (FRN)(a),(b)	$16,930,000		13,836,042
Bank of America Corp., 6.25%, Series X(a)	6,410,000		6,754,538

	Principal Amount		Value
Bank of America Corp., 6.50%, Series Z(a)	$13,482,000		$14,729,085
Citigroup, 5.95%, Series Q(a)	5,250,000		5,482,969
Citigroup, 6.125%, Series R(a)	5,129,000		5,417,506
Citigroup, 6.25%, Series T(a)	3,092,000		3,339,360
CoBank ACB, 6.25%(a)	117,000	†	12,314,250
CoBank ACB, 6.125%, Series G(a)	32,250	†	3,189,728
CoBank ACB, 6.25%, Series I(a)	6,255,000		6,828,146
Goldman Sachs Capital II, 4.00%, (FRN)(a),(b)	1,102,000		924,633
Goldman Sachs Group/The, 5.70%, Series L(a)	6,850,000		7,090,777
JP Morgan Chase Capital XXI, 1.985%, due 2/2/37, Series U (FRN)(b)	5,500,000		4,822,675
JPMorgan Chase & Co., 7.90%, Series 1(a)	10,000,000		10,375,000
JPMorgan Chase & Co., 6.75%, Series S(a)	12,400,000		13,686,500
JPMorgan Chase & Co., 5.30%, Series Z(a)	7,500,000		7,790,625
Mellon Capital IV, 4.00%, Series 1 (FRN)(a),(b)	56,635,000		48,210,544
NB Capital Trust III, 1.572%, due 1/15/27, (FRN)(b)	3,800,000		3,424,750
PNC Financial Services Group, 6.75%(a)	6,965,000		7,796,447
SunTrust Capital III, 1.781%, due 3/15/28, (FRN)(b)	3,400,000		2,975,000
US Bancorp, 3.50%, Series A, (FRN)(a),(b)	27,758	†	23,871,880
USB Capital IX, 3.50%, (FRN)(a),(b)	9,878,000		8,408,647
Wachovia Capital Trust II, 1.523%, due 1/15/27, (FRN)(b)	1,000,000		897,500
Wachovia Capital Trust III, 5.57%, (FRN)(a),(b)	5,000,000		5,009,250
Wells Fargo & Co., 7.98%, Series K(a)	19,700,000		20,611,125
Wells Fargo & Co., 5.875%, Series U(a)	10,000,000		10,791,920
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)	5,893,000		6,342,341
			258,796,901
BANKS—FOREIGN 33.8%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (Australia)(a),(c)	5,900,000		6,496,909
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)(a)	9,400,000		10,998,470
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)(a)	5,200,000		5,464,290
Banco Mercantil del Norte SA, 5.75%, due 10/4/31, 144A (Mexico)(c)	3,300,000		3,238,125
Barclays PLC, 7.875% (United Kingdom)(a)	5,200,000		5,424,728
Barclays PLC, 8.25% (United Kingdom)(a)	8,095,000		8,527,840
BNP Paribas SA, 7.625%, 144A (France)(a),(c)	12,100,000		12,886,500
Cooperatieve Rabobank UA, 6.625% (EUR) (Netherlands)(a)	3,600,000		4,182,090
Credit Agricole SA, 8.125%, 144A (France)(a),(c)	8,550,000		9,137,812
Credit Suisse Group AG, 6.25%, 144A (Switzerland)(a),(c)	3,000,000		3,053,877
Credit Suisse Group AG, 7.125% (Switzerland)(a)	6,400,000		6,643,520
Credit Suisse Group AG, 7.50%, 144A (Switzerland)(a),(c)	2,463,000		2,674,956

	Principal Amount	Value
Danske Bank A/S, 6.125% (Denmark)(a)	$6,400,000	$6,423,936
DNB Bank ASA, 6.50% (Norway)(a)	7,800,000	8,160,836
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(c)	4,530,280	5,368,382
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)(a),(c)	5,395,000	8,257,047
HSBC Holdings PLC, 6.375% (United Kingdom)(a)	5,800,000	5,916,000
HSBC Holdings PLC, 6.875% (United Kingdom)(a)	8,400,000	8,967,000
ING Groep N.V., 6.875% (Netherlands)(a)	5,400,000	5,598,720
Lloyds Banking Group PLC, 7.50% (United Kingdom)(a)	12,050,000	12,774,205
Macquarie Bank Ltd./London, 6.125%, 144A (Australia)(a),(c)	3,800,000	3,828,500
Nationwide Building Society, 10.25% (GBP) (United Kingdom)(a)	7,080,000	12,265,112
Rabobank Nederland, 8.40% (Netherlands)(a)	2,600,000	2,641,127
Rabobank Nederland, 11.00%, 144A (Netherlands)(a),(c)	21,275,000	24,918,344
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)(a)	3,200,000	3,164,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)(a)	3,427,000	4,060,995
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)(a)	12,600,000	13,167,000
Santander UK Group Holdings PLC, 6.75% (GBP) (United Kingdom)(a)	2,800,000	3,524,294
SMFG Preferred Capital, 9.50%, 144A (Cayman Islands)(a),(c)	1,800,000	1,970,411
Societe Generale SA, 7.375%, 144A (France)(a),(c)	6,600,000	6,719,460
Societe Generale SA, 8.25%, Series EMTN (France)(a)	2,083,000	2,184,452
Standard Chartered PLC, 7.50%, 144A (United Kingdom)(a),(c)	5,200,000	5,384,600
Standard Chartered PLC, 7.75%, 144A (United Kingdom)(a),(c)	4,800,000	4,956,000
Swedbank AB, 6.00% (Sweden)(a)	6,400,000	6,569,184
UBS Group AG, 6.875% (Switzerland)(a)	2,200,000	2,290,750
UBS Group AG, 7.00% (Switzerland)(a)	2,400,000	2,587,452
UBS Group AG, 7.125% (Switzerland)(a)	9,400,000	9,898,003
UBS Group AG, 7.125% (Switzerland)(a)	6,300,000	6,589,019
		256,913,946
ELECTRIC 0.6%
INTEGRATED ELECTRIC 0.2%
Southern California Edison Co., 6.25%, Series E(a)	1,500,000	1,668,750
REGULATED ELECTRIC 0.4%
Southern Co./The, 5.50%, due 3/15/57, Series B	2,980,000	3,078,048
		4,746,798

	Principal Amount		Value
FINANCIAL 2.4%
DIVERSIFIED FINANCIAL SERVICES 0.9%
State Street Corp., 2.131%, due 6/15/37, (FRN)(b)	$2,000,000		$1,757,500
State Street Corp., 5.25%, Series F(a)	5,152,000		5,409,600
			7,167,100
INVESTMENT BANKER/BROKER 1.5%
Charles Schwab Corp./The, 7.00%(a)	9,785,000		11,179,362
TOTAL FINANCIAL			18,346,462
FOOD 0.8%
Dairy Farmers of America, 7.875%, 144A(a),(c),(d)	55,000	†	5,847,188
INDUSTRIALS—DIVERSIFIED MANUFACTURING 3.8%
General Electric Co., 5.00%, Series D(a)	27,550,000		29,099,687
INSURANCE 31.8%
LIFE/HEALTH INSURANCE 6.8%
MetLife, 9.25%, due 4/8/38, 144A(c)	8,300,000		11,485,125
MetLife, 5.25%, Series C(a)	6,156,000		6,365,815
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(c)	10,300,000		12,720,500
Prudential Financial, 5.625%, due 6/15/43	14,808,000		15,885,282
Prudential Financial, 5.875%, due 9/15/42	5,107,000		5,556,416
			52,013,138
LIFE/HEALTH INSURANCE—FOREIGN 16.6%
Aegon NV, 2.29%, ($100 Par Value) (FRN) (Netherlands)(a),(b)	20,985,000		17,511,982
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)(a),(c)	12,000,000		11,715,000
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)(a),(c)	5,100,000		5,405,286
Dai-ichi Life Insurance Co. Ltd., 7.25%, 144A (Japan)(a),(c)	4,150,000		4,767,831
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)	3,400,000		3,546,775
Fukoku Mutual Life Insurance Co., 5.00% (Japan)(a)	2,000,000		2,055,580
ING Capital Funding Trust III, 4.747%, Series 9 (FRN) (Netherlands)(a),(b)	19,280,000		19,267,854
La Mondiale Vie, 7.625% (France)(a)	12,050,000		13,045,426
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)(c)	19,800,000		21,047,400
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)(c)	16,900,000		17,554,875
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)(c)	7,200,000		7,632,000

	Principal Amount		Value
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)(c)	$2,400,000		$2,739,000
			126,289,009
MULTI-LINE 0.4%
Nationwide Mutual Insurance Co., 3.421%, due 12/15/24, 144A (FRN)(b),(c)	3,125,000		3,085,178
MULTI-LINE—FOREIGN 1.6%
AXA SA, 0.536%, (FRN) (EUR) (France)(a),(b)	5,000,000		3,811,143
AXA SA, 6.463%, 144A (France)(a),(c)	7,902,000		7,966,164
			11,777,307
PROPERTY CASUALTY 1.9%
Liberty Mutual Group, 4.036%, due 3/15/37, 144A(c)	7,000,000		6,667,500
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(c)	6,503,000		7,494,707
			14,162,207
PROPERTY CASUALTY—FOREIGN 1.7%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)	8,155,000		8,909,338
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)	4,000,000		4,193,928
			13,103,266
REINSURANCE—FOREIGN 2.8%
Aquarius + Investments PLC, 6.375%, due 9/1/24 (Ireland)	2,505,000		2,677,229
Aquarius + Investments PLC, 8.25% (Ireland)(a)	17,000,000		18,265,565
			20,942,794
TOTAL INSURANCE			241,372,899
INTEGRATED TELECOMMUNICATIONS SERVICES 0.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(c)	4,622	†	5,384,630
Telefonica Europe BV, 7.625% (EUR) (Netherlands)(a)	900,000		1,120,794
			6,505,424
MATERIAL—METALS & MINING 2.1%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)(c)	13,700,000		15,528,950
MEDIA 0.4%
Viacom, 5.875%, due 2/28/57	3,290,000		3,359,416

	Principal Amount	Value
PIPELINES 3.1%
Transcanada Trust, 5.30%, due 3/15/77 (Canada)	$5,375,000	$5,321,250
Transcanada Trust, 5.625%, due 5/20/75 (Canada)	4,500,000	4,646,250
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	12,573,000	13,374,529
		23,342,029
REAL ESTATE—DIVERSIFIED 0.7%
QCP SNF West/Central/East/AL REIT LLC, 8.125%, due 11/1/23, 144A(c)	5,300,000	5,525,250
UTILITIES 4.6%
ELECTRIC UTILITIES 0.2%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D	1,770,000	1,787,700
ELECTRIC UTILITIES—FOREIGN 4.4%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	17,290,000	18,954,162
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(c)	12,232,000	14,097,380
		33,051,542
TOTAL UTILITIES		34,839,242
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$859,911,213)		904,224,192

	Number of Shares
SHORT-TERM INVESTMENTS 1.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(e)	8,600,000	8,600,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,600,000)		8,600,000

TOTAL INVESTMENTS(f) (Identified cost—$1,004,220,650)	139.1%	$1,056,378,459
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.1)	(296,883,809)
NET ASSETS (Equivalent to $26.34 per share based on 28,830,580 shares of common stock outstanding)	100.0%	$759,494,650

Note: Percentages indicated are based on the net assets of the Fund.

(a)   Perpetual security.  Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date

(b)   Variable rate.  Rate shown is in effect at March 31, 2017.

(c)   Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $265,554,887 or 35.0% of the net assets of the Fund, of which 0.8% are illiquid.

(d)   Illiquid security. Aggregate holdings equal 0.8% of the net assets of the Fund.

(e)   Rate quoted represents the annualized seven-day yield of the fund.

(f)    Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.

† Represents shares.

Interest rate swap contracts outstanding at March 31, 2017 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate(resets monthly) Receivable(a)	Termination Date	Unrealized Appreciation (Depreciation)
CME Group, Inc.	$60,000,000	1.117%	0.943%	October 19, 2021	$1,790,126
CME Group, Inc.	90,000,000	1.203%	0.943%	October 19, 2022	3,389,303
CME Group, Inc.	31,000,000	1.848%	0.943%	October 19, 2022	147,893
CME Group, Inc.	90,000,000	1.288%	0.943%	October 19, 2023	4,021,030
					$9,348,352

(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2017.

Forward foreign currency exchange contracts outstanding at March 31, 2017 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	21,443,994	USD	22,814,544	4/4/17	$(61,904)
Brown Brothers Harriman	GBP	9,650,536	USD	12,014,869	4/4/17	(76,292)
Brown Brothers Harriman	USD	20,079,645	EUR	18,781,821	4/4/17	(43,202)
Brown Brothers Harriman	USD	2,878,741	EUR	2,662,173	4/4/17	(38,735)
Brown Brothers Harriman	USD	12,065,100	GBP	9,650,536	4/4/17	26,061
Brown Brothers Harriman	EUR	18,853,394	USD	20,180,786	5/3/17	41,759
Brown Brothers Harriman	GBP	9,770,400	USD	12,222,331	5/3/17	(27,317)
						$(179,630)

The amount of all interest rate swap contracts and forward foreign currency exchange contracts as presented in the table above are representative of the volume of activity for these derivative types during the three months ended March 31, 2017.

Glossary of Portfolio Abbreviations

CME	Chicago Mercentile Exchange
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.  There were no transfers between Level 1 and Level 2 securities as of March 31, 2017.

The following is a summary of the inputs used as of March 31, 2017 in valuing the Fund’s investments carried at value:

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities — $25 Par Value:
Banks	$47,140,036	$39,862,692	$7,277,344	$—
Other Industries	96,414,231	96,414,231	—	—
Preferred Securities — Capital Securities:
Banks	258,796,901	23,871,880	234,925,021	—
Food	5,847,188	—	—	5,847,188
Other Industries	639,580,103	—	639,580,103	—
Short-Term Investments	8,600,000	—	8,600,000	—
Total Investments(a)	$1,056,378,459	160,148,803	$890,382,468	$5,847,188	(b)
Interest rate swap contracts	$9,348,352	$—	$9,348,352	$—
Forward foreign currency exchange contracts	67,820	—	67,820	—
Total Unrealized Appreciation in Other Financial Instruments(a)	$9,416,172	$—	$9,416,172	$—
Forward foreign currency exchange contracts	$(247,450)	$—	$(247,450)	$—
Total Unrealized Depreciation in Other Financial Instruments(a)	$(247,450)	$—	$(247,450)	$—

(a)  Portfolio holdings are disclosed individually on the Schedule of Investments.

(b)  Level 3 investments are valued by a third-party pricing service.  The inputs for these securities are not readily available or cannot be reasonably estimated.  A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Preferred Securities —Capital Securities — Food
Balance as of December 31, 2016	$—
Purchases	5,878,125
Change in unrealized appreciation (depreciation	(30,937)
Balance as of March 31, 2017	$5,847,188

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $(30,937).

Note 2.   Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Note 3.   Income Tax Information

As of March 31, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$1,004,220,650
Gross unrealized appreciation	$55,105,365
Gross unrealized depreciation	(2,947,556)
Net unrealized appreciation (depreciation)	$52,157,809

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name:Adam M. Derechin
Title:President

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name:Adam M. Derechin		Name: James Giallanza
	Title:President and Principal Executive Officer		Title: Principal Financial Officer

Date: May 26, 2017